Putnam
Health
Sciences
Trust

ANNUAL REPORT
August 31, 1995

                          (Graphic--Balance Scales)
                     B O S T O N * L O N D O N * T O K Y O

Performance highlights

> Total returns for the fund's class A and class B shares at net asset value for the one-year period ended August 31, 1995, were 24.81% and 23.83%, respectively, outpacing both the Dow Jones Industrial Average and the Standard & Poor's 500((r)) Index for the same period.*

FISCAL 1995 RESULTS AT A GLANCE
                                   Class A                      Class B
Total return:                   NAV        POP        NAV         CDSC
 ...............................................................................
(change in value during
period plus reinvested
distributions)
12 months ended
8/31/95                      24.81%      17.62%     23.83%       18.83%

                                   Class A          Class B      Class M
Share value:                   NAV        POP         NAV       NAV        POP
 ...............................................................................
8/31/94                      $29.77     $31.59      $29.47      --         --
7/3/95 (inception
of class M shares)            --         --           --      $33.96    $35.19
8/31/95                       36.21      38.42       35.72     36.17     37.48

                                                    Long-term
Distributions:                 No.      Income     capital gains         Total
 ...............................................................................
Class A                        1         $0.257      $0.516             $0.773
Class B                        1          0.120       0.516              0.636

Data above represent past results and are not indicative of future performance. For performance over longer periods, see pages 8 and 9. Effective 7/3/95, the fund began offering class M shares; performance for these shares is not shown because of the brevity of the reporting period. POP assumes 5.75% maximum sales charge for class A and 3.50% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge.

*Performance for the DJIA was 21.05% and for the S&P 500, 21.42%.

From the Chairman

(Photo of George Putnam)
(c) Karsh, Ottawa

Dear Shareholder:

Putnam Management's forecast this year called for continued improvement in the stock market, but it certainly did not anticipate the vigor of the advance we have actually experienced. Now, as investors take profits and the slower economy begins to rein in corporate earnings growth, the exuberance of 1995's first half has become somewhat diminished.

Nevertheless, Putnam Management believes the market advance and the economic recovery still have a way to go. Some near-term turbulence could occur as current market and economic uncertainties are resolved. However, down the road, prospects appear much brighter.

Furthermore, as the election campaign sparks tax-change proposals, anticipation of major reforms that favor saving and investing may spur investor confidence. Such a prospect could help sustain the current market advance even though no meaningful legislation is likely before 1997.

In the following report, Joanne Soja, Putnam Health Sciences Trust's manager, reviews performance during the fiscal year ended August 31, 1995, and presents her outlook for the remainder of the fiscal year.

Respectfully yours,

(Signature of George Putnam)
George Putnam
Chairman of the Trustees
October 17, 1995

Report from the Fund Manager
Joanne Soja

Market conditions over the 12 months ended August 31, 1995, have been rewarding for health-care investors, but not always easy. Double-digit returns have been relatively common among product-oriented issues such as pharmaceuticals, medical devices, and biotechnology stocks. However, medical services stocks -- particularly health maintenance organizations (HMOs) -- have lately fallen on hard times. Putnam Health Sciences Trust maintains positions in both sides of the health-care sector, with the bulk of its assets invested in product-oriented stocks. Thus, for your fund the year meant a combination of stellar gains and relative declines.

Against such a backdrop, it is a pleasure to be able to report total returns of 24.81% and 23.83% for class A and class B shares, respectively, at net asset value for the 1-year period ended August 31, 1995, well ahead of both the Dow Jones Industrial Average and the Standard & Poor's 500(R) Index. Your fund's performance once again shows the effectiveness of a flexible investment strategy that emphasizes diversification across a variety of subsectors and companies at different levels of market capitalization. As the market breathed a collective sigh of relief at the demise of health-care reform and consequently lowered its opinion of the importance of cost containment/managed care stocks, this strategy has proved itself anew.

> RESHIFTING THE FUND'S MEDICAL SERVICES ASSETS
In the wake of the Clinton administration's derailed proposal, investors who once equated health-care reform with the need for managed care and cost containment began to view managed care stocks in general, and HMOs in particular, as somewhat unimportant investments. Additionally, in the final months of the fund's fiscal year, fears of proposed changes in, or likely cuts to, Medicare and Medicaid spending permeated the health-care market, negatively affecting the performance of the entire medical services sector.

Though medical services stocks constitute a much smaller portion of your fund than do product-oriented stocks, their underperformance during the period was a matter of concern for us. Consequently, we opted to retain the fund's medical services position but shifted assets into companies we believed would be most able to overcome a challenging market environment.

For example, among the fund's HMO holdings, we reduced positions in Humana and U.S. Healthcare and increased holdings in Pacificare. With its long history of successful operations in California, a highly competitive state for managed care, we believe Pacificare can survive in a tough environment. Additionally, Pacificare was a pioneer in the formation of Medicare HMOs, which we believe the government will encourage. Finally, Pacificare has less margin risk because it capitates a higher percentage of its providers. We prefer this risk profile in an uncertain environment.

In our opinion, the need for health-care cost containment will continue regardless of political events. In fact, most HMO enrollments continued to grow at double-digit rates, particularly during the latter half of the fiscal year.

We also sought out smaller, entrepreneurial companies that provide invaluable services to large product-oriented companies. One such stock that we added to the portfolio this year was Quintiles, a clinical research organization that helps pharmaceutical and biotechnology companies to design and test emerging drug therapies more efficiently. Quintiles' stock has increased in value by more than 115% so far in 1995, and it continues to exceed our earnings estimates.

(Bar Chart)
Top Industry Sectors (8/31/95)

Pharmaceuticals              36.2%
Medical supplies and devices 31.0%
Cost containment/HMOs        11.5%
Biotechnology                 5.8%
Clinics and hospitals         3.2%
Holdings will vary over time.

>  PRODUCT-ORIENTED ISSUES FARED BEST

Most of your fund's growth this fiscal year resulted from the success of product-oriented stocks within the pharmaceutical, medical devices, and biotechnology subsectors. Here are some examples.

Merck & Company. This large-capitalization pharmaceutical company, currently representing 5.3% of net assets, contributed significantly to overall fund performance throughout the period. Merck is developing a new drug to fill a pressing health-care need -- the effective treatment of osteoporosis. Because we believe this market is large, we also bought shares of Metra Biosystems, a small-capitalization diagnostic company in the medical supplies subsector that is working on a predictive test for osteoporosis.

Medtronic, Inc., Boston Scientific Company, and St. Jude Medical. Among the fund's medical devices holdings, these three companies have experienced extraordinary success through their innovative development of cardiovascular devices. Medtronic, a leader in the production of traditional pacemakers, was one of the first companies to successfully create a new implantable defibrillator that regulates the pace of too-rapid heartbeats. At 5.3% of the fund's holdings, Medtronic has seen the value of its stock more than double this year. Boston Scientific stock, at 1.1% of net assets, has more than doubled in value. St. Jude Medical, a smaller fund position, has increased in value by almost 54%.

The fund's overweighting in the cardiovascular device area was very positive for performance, as witnessed by our holdings of still other companies seeking solutions to heart disease: Avecor Cardiovascular, Instent, and Arrow International.

Biochem Pharmaceutical. Although we have never relied extensively on biotechnology stocks to support your fund's performance, Biochem has been one of our most successful selections in this sector. This midsize biotechnology company is currently engaged in late-stage development of promising new drugs for both AIDS and hepatitis B. The value of Biochem's stock has risen by more than 200% since we first purchased it.

TOP 10 HOLDINGS (8/31/95)

Johnson & Johnson
Medical supplies and devices

Abbott Laboratories
Medical supplies and devices

Medtronic, Inc.
Medical supplies and devices

Merck & Co., Inc.
Pharmaceuticals

SmithKline Beecham PLC ADR Units
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

Lilly (Eli) & Co.
Pharmaceuticals

United Healthcare Corp.
Cost containment/HMO

Schering Plough Corp.
Pharmaceuticals

Warner-Lambert Co.
Pharmaceuticals

These holdings represent 46.0% of the fund's net assets. Holdings will vary over time.

>  BROAD-BASED DIVERSIFICATION STRATEGY LOWERS RISK

Your fund continues its strategy of investing across a variety of health-care companies, giving your investment the benefit of the successes of tried and true larger companies as well as the cutting-edge approaches to products and services taken by small to midsize companies. We constantly seek companies we believe can meet previously unmet health-care needs and demonstrate the potential to grow. Through a stock selection process involving careful research into a company's financial structure and long-term strategies, we make changes in fund holdings only incrementally, always with decreased volatility and enhanced fund performance as our goal.

Health care is in the spotlight daily as our nation's leaders highlight its importance. With renewed consumer confidence in the health-care delivery system and with greater strides made by pharmaceutical, biotechnology, and device companies to improve the quality of life, we believe health care will remain an industry with the potential to grow faster than the overall economy.

The views expressed about the companies mentioned in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long- term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam Health Sciences Trust is designed for investors seeking capital appreciation through investments in the health sciences industries.

TOTAL RETURN FOR PERIODS ENDED 8/31/95

                                                                Standard      Consumer
                       Class A               Class B            & Poor's        Price
                    NAV        POP        NAV       CDSC      500(R) Index      Index
--------------     -------    -------   -------    -------   -------------    ---------
1 year             24.81%     17.62%     23.83%     18.83%        21.42%         2.62%
--------------      -----      -----      -----      -----      -----------     -------
5 years           102.24      90.62        --         --         102.28         16.19
Annual average     15.13      13.77        --         --          15.13          3.05
--------------      -----      -----      -----      -----      -----------     -------
10 years          369.52     342.44        --         --         310.50         41.57
Annual average     16.73      16.03        --         --          15.17          3.54
--------------      -----      -----      -----      -----      -----------     -------
Life of class B      --         --       53.32      50.32         35.82          6.85
Annual average       --         --       18.64      17.71         13.03          2.68
--------------      -----      -----     -----      -----      -----------     -------

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)

                       Class A                Class B
                    NAV        POP        NAV         CDSC
--------------     -------    -------   -------    ---------
1 year             31.51%     23.95%     30.51%       25.51%
--------------      -----      -----      -----      -------
5 years           126.76     113.76        --          --
Annual average     17.79      16.41        --          --
--------------      -----      -----      -----      -------
10 years          434.93     404.27        --          --
Annual average     18.26      17.56        --          --
--------------      -----      -----      -----      -------
Life of class B      --         --       64.65        61.65
Annual average       --         --       21.32        20.46
--------------      -----      -----    -----        -------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Effective 3/1/93, the fund began offering class B shares and on 7/3/95, class M shares. Performance for class M shares is not shown because of the brevity of the reporting period. Performance data differ for each share class and represent past results. Investment returns and principal value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000
investment since 8/31/85

Fund's class A shares at POP $44,244

S&P 500 $41,050

Consumer Price Index $14,157

PLOT POINTS FOR LINE CHART

8/31/85 9425    10000   10000
8/31/86 13676   13914   10157
8/31/87 17461   18734   10593
8/31/88 14180   15365   11019
8/31/89 19023   21390   11537
8/31/90 21878   20294   12185
8/31/91 31064   25771   12648
8/31/92 30716   27816   13046
8/31/93 28733   32043   13407
8/31/94 35451   33808   13796
8/31/95 44244   41050   14157

Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 3/1/93 would have been valued at $15,332 on 8/31/95 ($15,032 with a redemption at the end of the period). A $10,000 investment in the funds class M shares at inception on 7/3/95 would have been valued at $10,651 at net asset value on 8/31/95, and $10,278 at POP.


TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A Putnam perspective on risk and reward

You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward.
Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial

> A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income investors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

> FITTING YOUR FUND SELECTION TO YOUR
  RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-term goals, your first priority may be managing marketrisk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund*
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Health Sciences Trust
International New Opportunities Fund
Investors Fund
Natural Resources Trust
New Opportunities Fund
OTC Emerging Growth Fund
Overseas Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II**

PUTNAM GROWTH AND INCOME FUNDS

Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Adjustable Rate U.S. Government Fund
American Government Income Fund
Diversified Income Trust
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Intermediate Tax Exempt Fund
Municipal Income Fund
Tax Exempt Income Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds+

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGES(SM) FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

MOST CONSERVATIVE INVESTMENTS++

Putnam money market funds:
California Tax Exempt Money Market Fund
Money Market Fund
New York Tax Exempt Money Market Fund
Tax Exempt Money Market Fund

CDs and savings accounts(S.)

 * Temporarily closed to new investors.
** Formerly Putnam Growth Fund.
 + Not available in all states.
++ Relative to above.

(S.) Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured, up to certain limits, by federal/state agencies. Savings accounts may also be insured up to certain limits.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Report of independent accountants
For the year ended August 31, 1995

To the Trustees and Shareholders of
Putnam Health Sciences Trust

We have audited the accompanying statement of assets and liabilities of Putnam Health Sciences Trust, including the portfolio of investments owned, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Health Sciences Trust as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
October 17, 1995

Portfolio of investments owned
August 31, 1995

COMMON STOCKS (95.9%)*
NUMBER OF SHARES                                               VALUE
Biotechnology (5.8%)
-------------------------------------------------------------------------
   500,000     Amgen, Inc.+                                 $ 23,937,500
   156,500     Amylin Pharmaceuticals, Inc.+                   1,193,310
   350,000     Athena Neurosciences, Inc.+                     3,631,250
   210,000     Biochem Pharmaceutical, Inc.+                   6,326,250
   150,000     Biogen, Inc.+                                   8,212,500
   120,000     Cor Therapeutics Inc.+                          1,395,000
   212,500     Genentech, Inc.+                               10,014,063
   100,000     Ligand Pharmaceuticals, Inc. Class B+             925,000
   100,000     Magainin Pharmaceuticals, Inc.+                   975,000
    80,000     Medimmune, Inc.+                                  990,000
   133,400     Vertex Pharmaceuticals, Inc.+                   2,768,050
                                                              ------------
                                                              60,367,923
Clinics & Hospitals (3.2%)
-------------------------------------------------------------------------
   251,125     Columbia/HCA Healthcare Corp.                  11,802,875
   210,000     Quantum Health Resources, Inc.+                 2,677,500
   213,900     Quorum Health Group, Inc.+                      4,545,375
   223,100     Tenet Healthcare Corp.+                         3,541,713
   320,000     Vivra, Inc.+                                   10,600,000
                                                              ------------
                                                              33,167,463
Cost Containment/HMO'S (11.5%)
-------------------------------------------------------------------------
   150,000     Coventry Corp.+                                 2,981,250
    75,000     Express Scripts, Inc. Class A+                  2,775,000
   235,000     FHP Intl. Corp.+                                5,816,250
   120,000     Foundation Health Corp.+                        4,155,000
   720,000     Humana Inc.+                                   13,140,000
   320,000     Mid Atlantic Medical Services, Inc.+            5,960,000
   271,000     Pacificare Health Systems, Inc. Class B+       15,514,750
    50,000     Physicians Health Services, Inc. Class
               A+                                              1,406,250
   208,200     Rightchoice Managed Care, Inc. Class A+         3,070,950
   537,500     U.S. Healthcare Inc.                           17,200,000
   880,000     United Healthcare Corp.                        37,180,000
   305,900     Value Health, Inc.+                            10,591,788
                                                             ------------
                                                             119,791,238
Drugs (36.2%)
-------------------------------------------------------------------------
   360,000     Allergan Inc.                                  10,935,000
   380,000     American Home Products Corp.                   29,260,000
   268,000     Astra AB+                                       8,888,280
   220,000     Bristol-Myers Squibb Co.                       15,097,500
   120,000     Elan Corp. PLC ADR (Ireland)+                   4,710,000
   134,100     Forest Laboratories, Inc. Class A+              6,000,975
   100,000     Glaxo Wellcome PLC ADR (United Kingdom)+        2,375,000
   115,000     Ivax Corp.                                      2,946,875


Drugs (continued)
-------------------------------------------------------------------------
   520,000     Lilly (Eli) & Co.                            $ 42,575,000
 1,107,200     Merck & Co., Inc.                              55,221,600
   180,000     Mylan Laboratories, Inc.                        4,117,500
   945,000     Pfizer, Inc.                                   46,659,375
   120,000     R.P. Scherer Corp.+                             5,160,000
     7,000     Sandoz AG                                       5,059,469
   690,000     Schering-Plough Corp.                          32,171,250
 1,210,000     Smithkline Beecham PLC ADR (United
               Kingdom)                                       54,147,500
   500,000     Upjohn Co.                                     21,187,500
   340,000     Warner-Lambert Co.                             30,727,500
                                                              ------------
                                                             377,240,324
Drugs Distribution/retail (2.0%)
-------------------------------------------------------------------------
   102,000     Amerisource Health Corp. Class A+               2,320,500
    50,900     Cardinal Health, Inc.                           2,723,150
   170,900     Eckerd Corp.+                                   6,259,213
   665,000     Owens & Minor, Inc. Holding Co.                 9,642,500
                                                              ------------
                                                              20,945,363
Information Systems (1.9%)
-------------------------------------------------------------------------
   220,000     GMIS, Inc.+                                     3,905,000
    50,000     HCIA, Inc.+                                     1,400,000
    67,050     Health Management Systems, Inc.+                2,061,788
   625,000     Physicians Computer Network+                    3,320,313
   230,000     Shared Medical Systems Corp.                    8,481,250
    49,100     Summit Medical Systems, Inc.+                     761,050
                                                              ------------
                                                              19,929,401
Medical Supplies and Devices (31.0%)
-------------------------------------------------------------------------
   221,600     AVECOR Cardiovascular, Inc.+                    2,991,600
 1,590,000     Abbott Laboratories                            61,612,500
   135,000     Arrow International, Inc.                       5,535,000
   510,000     Bard (C.R.), Inc.                              15,810,000
   573,750     Baxter International, Inc.                     22,376,250
   279,608     Boston Scientific Corp.+                       11,114,418
    60,000     Chad Therapeutics, Inc.+                        1,050,000
    75,000     Cordis Corp.+                                   5,793,750
   200,000     EP Technologies, Inc.+                          2,675,000
   310,000     Haemonetics Corp.+                              6,665,000
   106,000     Instent, Inc.+                                  1,682,750
   920,492     Johnson & Johnson                              63,513,948
    96,800     Medisense Inc.+                                 2,299,000
   590,000     Medtronic, Inc.                                55,681,250
   170,000     Mentor Corp. Minnesota                          6,502,500
   150,000     Metra Biosystems, Inc.+                         3,000,000
   150,000     Minimed, Inc.+                                  1,725,000
   210,400     Nellcor Puritan Bennett, Inc.+                 10,940,800
   135,000     St. Jude Medical Inc.+                          8,049,375
   468,000     Stryker Corp.                                  19,539,000
    50,000     Target Therapeutics, Inc.+                      2,437,500
   280,000     U.S. Surgical Corp.                             7,105,000
   220,000     Ventritex, Inc.+                                4,455,000
    50,000     Zoll Medical Corp.+                               475,000
                                                             ------------
                                                             323,029,641


Nursing Homes (2.5%)
-------------------------------------------------------------------------
   620,000     Beverly Enterprises Inc.+                   $    8,215,000
   220,000     Health Care & Retirement Corp.+                  6,930,000
   210,000     Horizon/CMS Healthcare Corp.+                    4,593,750
   210,000     Manor Care, Inc.                                 6,798,750
                                                              ------------
                                                               26,537,500
Other Health Care Services (0.7%)
-------------------------------------------------------------------------
   130,100     Quintiles Transnational Corp.+                   7,578,325
Physicians Group Management (1.1%)
-------------------------------------------------------------------------
   100,000     Apogee, Inc.+                                    1,875,000
    60,400     Emcare Holdings, Inc.+                           1,177,800
   280,000     Medaphis Corp.+                                  6,475,000
   110,000     OccuSystems, Inc.+                               2,310,000
                                                              ------------
                                                               11,837,800
-------------------------------------------------------------------------
               Total Common Stocks
               (cost $636,210,010)                         $1,000,424,978
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.7%)*
PRINCIPAL AMOUNT                                                    VALUE
$ 5,000,000    Federal Home Loan Mortgage Corp. 5.65s,
               September 20, 1995                          $    4,985,090
 10,000,000    Federal National Mortgage Assn. 5.68s,
               September 8, 1995                                9,988,956
 10,000,000    Morgan (J.P.) & Co., Inc. 5.73s,
               September 20, 1995                               9,969,758
 13,605,000    Interest in $514,241,000 joint
               repurchase agreement dated August 31,
               1995 with Morgan (J.P.) & Co. Inc., due
               September 1, 1995 with respect to
               various U.S. Treasury
               obligations-maturity value of
               $13,607,173 for an effective yield of 5.75%     13,607,173
-------------------------------------------------------------------------
               Total Short-Term Investments (cost
               $38,548,804)                                $   38,550,977
-------------------------------------------------------------------------
               Total Investments (cost $674,758,814)***    $1,038,975,955
-------------------------------------------------------------------------

  *Percentages indicated are based on net assets of $1,043,134,237 which correspond to a net asset value per share of Class A, Class B and Class M shares of $36.21 ,$35.72 and $36.17, respectively.

 + Non-income-producing security.

***The aggregate identified cost for federal income tax purposes is $674,758,814, resulting in gross unrealized appreciation and depreciation of $378,588,251, and $14,371,110, respectively, or net unrealized appreciation of $364,217,141.

   ADR after the name of a foreign holding stands for American Depository Receipt, representing foreign securities on deposit with a domestic custodian bank.

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
August 31, 1995

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $674,758,814) (Note 1)     $1,038,975,955
-----------------------------------------------------------------------------------------------
Cash                                                                                        61
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                    1,838,347
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               3,569,359
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       3,373,804
-----------------------------------------------------------------------------------------------
Total assets                                                                     1,047,757,526
-----------------------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           1,480,700
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                       707,500
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         1,634,991
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             2,914
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            1,061
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                             221,930
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                 473,089
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                 101,104
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    4,623,289
-----------------------------------------------------------------------------------------------
Net assets                                                                      $1,043,134,237
-----------------------------------------------------------------------------------------------

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $  651,910,344
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         4,339,409
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                               22,667,343
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                         364,217,141
-----------------------------------------------------------------------------------------------
Total--Representing net assets applicable to capital shares outstanding         $1,043,134,237
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($929,484,195 divided by 25,670,157 shares)                                             $36.21
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $36.21)*                                 $38.42
-----------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($113,329,222 divided by 3,172,817 shares)+                                             $35.72
-----------------------------------------------------------------------------------------------
Net asset value and redemption price of Class M shares
($320,820 divided by 8,870 shares)                                                      $36.17
-----------------------------------------------------------------------------------------------
Offering price per class M shares (100/96.50 of $36.17)*                                $37.48
-----------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended August 31, 1995

Investment income:

Dividends (Net of foreign tax $12,361)                      $ 14,910,015
-------------------------------------------------------------------------
Interest                                                       1,889,601
-------------------------------------------------------------------------
Total investment income                                       16,799,616
-------------------------------------------------------------------------
Expenses:
-------------------------------------------------------------------------
Compensation of Manager (Note 2)                               6,018,819
-------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                 1,435,484
-------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                 30,203
-------------------------------------------------------------------------
Administrative services (Note 2)                                  16,781
-------------------------------------------------------------------------
Auditing                                                          60,787
-------------------------------------------------------------------------
Legal                                                             21,849
-------------------------------------------------------------------------
Postage                                                          182,775
-------------------------------------------------------------------------
Reports to Shareholders                                          135,616
-------------------------------------------------------------------------
Distribution fees--Class A (Note 2)                            2,090,917
-------------------------------------------------------------------------
Distribution fees--Class B (Note 2)                              828,033
-------------------------------------------------------------------------
Distribution fees--Class M (Note 2)                                  249
-------------------------------------------------------------------------
Registration fees                                                    520
-------------------------------------------------------------------------
Other                                                            157,601
-------------------------------------------------------------------------
Total expenses                                                10,979,634
-------------------------------------------------------------------------
Net investment income                                          5,819,982
-------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)              23,154,465
-------------------------------------------------------------------------
Net unrealized appreciation of investments during the
  year                                                       177,658,264
-------------------------------------------------------------------------
Net gain on investments                                      200,812,729
-------------------------------------------------------------------------
Net increase in net assets resulting from operations        $206,632,711
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                                   Year ended
                                                                   August 31
                                                         ----------------------------
                                                             1995            1994
------------------------------------------------------    -----------   -------------
Increase in net assets
--------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------
Net investment income                                  $    5,819,982    $  7,269,246
--------------------------------------------------------------------------------------
Net realized gain on investments                           23,154,465      37,397,500
--------------------------------------------------------------------------------------
Net unrealized appreciation of investments                177,658,264     122,395,466
--------------------------------------------------------------------------------------
Net increase in net assets resulting from operations      206,632,711     167,062,212
--------------------------------------------------------------------------------------
Distributions to shareholders from:
--------------------------------------------------------------------------------------
Net investment income
--------------------------------------------------------------------------------------
Class A                                                    (6,665,340)     (7,054,011)
--------------------------------------------------------------------------------------
Class B                                                      (276,702)       (218,378)
--------------------------------------------------------------------------------------
Net realized gain on investments
--------------------------------------------------------------------------------------
Class A                                                   (13,402,834)     (1,518,110)
--------------------------------------------------------------------------------------
Class B                                                    (1,193,139)        (60,825)
--------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions
(Note 4)                                                   13,017,671     (96,087,506)
--------------------------------------------------------------------------------------
Total increase in net assets                              198,112,367      62,123,382
--------------------------------------------------------------------------------------
Net assets
--------------------------------------------------------------------------------------
Beginning of year                                         845,021,870     782,898,488
--------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,339,409 and $5,522,832 respectively)      $1,043,134,237    $845,021,870
--------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                               July 3, 1995                                  March 1, 1993
                                              (commencement                                  (commencement
                                          of operations) to                              of operations) to
                                                  August 31      Year ended August 31            August 31
                                                       1995            1995          1994             1993+
                                                    Class M                       Class B
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $33.96          $29.47        $24.28           $24.02
-----------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------
Net investment income                                  (.02)            .11           .10              .05
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments                                       2.23            6.78          5.33              .21
-----------------------------------------------------------------------------------------------------------
Total from investment operations                       2.21            6.89          5.43              .26
-----------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------
Net investment income                                  --              (.12)         (.19)              --
-----------------------------------------------------------------------------------------------------------
Net realized gain on investments                       --              (.52)         (.05)              --
-----------------------------------------------------------------------------------------------------------
Total distributions                                    --              (.64)         (.24)              --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $36.17          $35.72        $29.47           $24.28
-----------------------------------------------------------------------------------------------------------
Total investment return at net asset
  value (%) (a)                                        6.51(b)        23.83         22.49            (1.08)(b)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
   (in thousands)                                      $321        $113,329       $55,424          $18,455
-----------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net
  assets (%)                                            .30(b)         1.88          1.87              .96(b)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets (%)                               (.02)(b)        (.05)          .24              .21(b)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                19.51           19.51         23.18            45.46
-----------------------------------------------------------------------------------------------------------

                  Year ended August 31
------------------------------------------------------------
     1995      1994       1993       1992       1991
------------------------------------------------------------
------------------------------------------------------------
                       Class A
------------------------------------------------------------
  $29.77          $24.40     $28.31     $31.29     $22.82
------------------------------------------------------------

------------------------------------------------------------
     .23             .30        .26        .12        .25
------------------------------------------------------------


    6.99            5.36      (1.82)      (.35)      9.07
------------------------------------------------------------
    7.22            5.66      (1.56)      (.23)      9.32
------------------------------------------------------------

------------------------------------------------------------
    (.26)           (.24)      (.13)      (.27)      (.35)
------------------------------------------------------------
    (.52)           (.05)     (2.22)     (2.48)      (.50)
------------------------------------------------------------
    (.78)           (.29)     (2.35)     (2.75)      (.85)
------------------------------------------------------------
  $36.21          $29.77     $24.40     $28.31     $31.29
------------------------------------------------------------


   24.81           23.38      (6.45)     (1.12)     41.99
------------------------------------------------------------


$929,484        $789,598   $764,443   $970,412   $676,081
------------------------------------------------------------


    1.12            1.12       1.13       1.20       1.18
------------------------------------------------------------

------------------------------------------------------------
     .70             .96        .91        .61       1.27
------------------------------------------------------------
   19.51           23.18      45.46      42.12      26.59
------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

 + Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

Notes to financial statements
August 31, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class M shares on July 3, 1995. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The fair value of restricted securities is determined by Putnam Investment Management, Inc. (Putnam Management), the fund's manager, a wholly owned subsidiary of Putnam Investments, Inc., following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Management, and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund or any joint trading account, through their custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of income from partnerships. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulation. For the year ended August 31, 1995, the fund reclassified $61,363 to decrease undistributed net investment income, $473,824 to decrease accumulated net realized gain on investments and $535,187 to increase paid in capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion, subject to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any excess over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $1,780 and an addi-tional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended August 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Investor servicing and custodian fees reported in the Statement of operations for the year ended August 31, 1995 have been reduced by credits allowed by PFTC.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate of 0.35%, 1.00% and 1.00% of average net assets attributable to class A, class B, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.75% of the average net assets attributable to class A, class B, and class M shares, respectively.

For the year ended August 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $326,682 and $626 from the sale of class A and class M shares, respectively. Putnam Mutual Funds Corp. received $449,555 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an investment of $1 million or more. For the year ended August 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $50,125 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $165,803,754 and $172,011,043, respectively. There were no purchases or sales of U.S. government obligations during the year. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1995, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, class A, class B, and class M capital shares. Transactions in capital shares were as follows:

                                      Year ended August 31
                   ----------------------------------------------------------
                              1995                           1994
                    --------------------------   ----------------------------
Class A              Shares         Amount          Shares         Amount
---------------     ----------    ------------    -----------   -------------
Shares sold         8,052,125   $ 258,073,342      6,392,086    $ 167,778,186
Shared issued
  in connection
  with
  reinvestment
  of
  distributions       535,035      15,853,096        254,000        6,576,169
---------------      --------      ----------      ---------      -----------
                    8,587,160     273,926,438      6,646,086      174,354,355
Shares
  repurchased      (9,437,527)   (302,016,572)   (11,457,249)    (299,677,276)
---------------      --------      ----------      ---------      -----------
Net decrease         (850,367)  $ (28,090,134)    (4,811,163)   $(125,322,921)
---------------      --------      ----------      ---------      -----------
                                           Year ended August 31
                     --------------------------------------------------------
                               1995                           1994
                     ------------------------      --------------------------
Class B                Shares          Amount         Shares           Amount
---------------      --------      ----------      ---------      -----------
Shares sold         2,716,923   $  85,990,448      1,447,812    $  37,873,012
Shares issued
  in connection
  with
  reinvestment
  of
  distributions        41,252       1,212,410          8,743          225,304
---------------      --------      ----------      ---------      -----------
                    2,758,175      87,202,858      1,456,555       38,098,316
Shares
  repurchased      (1,465,953)    (46,403,109)      (335,909)      (8,862,901)
---------------      --------      ----------      ---------      -----------
Net increase        1,292,222   $  40,799,749      1,120,646    $  29,235,415
---------------      --------      ----------      ---------      -----------

                                July 3, 1995
                              (commencement of
                                operations)
                                to August 31
                            ------------------
                                    1995
                            ------------------
Class M                     Shares     Amount
 ------------------------    -----   ---------
Shares sold                  8,913    $309,595
Shares issued in
connection with
reinvestment of
distributions                    --        --
 ------------------------      ---      -------
                             8,913     309,595
Shares repurchased             (43)     (1,539)
 ------------------------      ---      -------
Net increase                 8,870    $308,056
 ------------------------      ---      -------

Federal tax information
(Unaudited)

   Pursuant to section 852 of the Internal Revenue Code, the fund hereby designates $0.52 per share (or if different, the amount necessary to offset net capital gain income earned by the fund) for share classes A and B as capital gain dividends for its taxable year ended August 31, 1995.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The form 1099 you receive in January 1996 will show you the tax status of all distributions paid to your account in calendar 1995.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
Peter Carman
Vice President
Brett C. Browchuk
Vice President
John J. Morgan, Jr.
Vice President
Carol McMullen
Vice President
Joanne Soja
Vice President and Fund Manager
William N. Shiebler
Vice President
Paul M. O'Neil
Vice President
John D. Hughes
Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of the Putnam Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581.

Shares of mutual funds are not deposits of, or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

Bulk Rate
U.S. Postage
PAID
Putnam
Investments

20663-021/335/2AB

(Artwork--Putnam Investments)
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1)  Bold and italic typefaces are displayed in normal type.

(2)  Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columnar headings and symbols are displayed differently in this filing.

(4)  Bullet points and similar graphic signals are omitted.

(5)  Page numbering is omitted.

(6)  Trademark symbol replaced with (TM)